UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

 Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

 THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 27, 2012

INDEPENDENT FILM DEVELOPMENT CORPORATION

 (Name of small business issuer specified in its charter)

Nevada	000-53103	56-2676759
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6399 Wilshire Blvd. suite 507

Los Angeles, California 90048

 (Address of principal executive offices)

(310) 295-1711
(Registrant’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02

DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Effective January 27, 2012, Kenneth Eade resigned as Chief Financial Officer, Chief Compliance Officer, Secretary and member of the Board of Directors of Independent Film Development Corporation.  Mr. Eade was replaced as corporate counsel in September 2011.  On February 3, 2012, Rachel Boulds was appointed as Chief Financial Officer.  From August 2009 to the present, Ms. Boulds has been engaged in her sole accounting practice, preparing full disclosure financial statements for public companies to comply with GAAP and SEC requirements.  From August 2004 through July 2009, she was employed as a Audit Senior for HJ& Associates, LLC, where she performed audits and reviews for public and private companies, prepared financial statements to comply with GAAP and SEC requirements, performed analytical procedures and substantive testing for all financial statement accounts, researched, resolved and communicated technical accounting issues, and formulated management recommendations for process and internal control improvements.    From 2003 through 2004, Ms. Boulds was employed as Audit Senior for Mohler, Nixon and Williams, planning and performing audits, reviews and compilations, preparing form 550 for filing with the Dept. of Labor, reviewing policies and operating procedures of a company’s benefit plan to recommend improvement of operations and insure compliance with the Department of Labor’s rules and regulations, prepared financial statements to comply with reporting and disclosure requirements under ERISA, performed analytical procedures and substantive testing for all financial statement accounts, researched, resolved and communicated technical accounting issues, formulated management recommendations for process and internal control improvements, worked closely with third party administrators to coordinate the receipt of necessary information in order to perform audits in a timely manner and meet filing deadlines, and supervised and trained new staff.  From September 2001 through July 2003, Ms. Boulds worked as a ABAS Associate for PriceWaterhouseCoopers, providing auditing services to public and private companies, performing analysis and substantive testing on balance sheets and income and expense statement components, reviewed client’s revenue recognition policies to see that they were in compliance with relevant accounting standards, reviewed and documented clients’ internal control policies and procedures and made recommendations for improvements, supervised and coached new associates, assisted in preparing full disclosure financial statements, provided clients with adjusting journal entries and recommendations to improve procedures, and worked with clients to maximize engagement efficiency and meet reporting deadlines.  From April 2000 through February 2001, she was employed as an e Commerce Accountant for the Walt Disney Group’s GO.com.  Ms. Boulds holds a B.S. in Accounting from San Jose University, 2001 and is licensed as a CPA in the state of Utah.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENT FILM DEVELOPMENT CORPORATION

Date: February 6, 2012	By: /s/ Jeff Ritchie Jeff Ritchie Chief Executive Officer